UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

All of the information set forth in this Item 2.02 and the applicable portions of the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of Danka Business Systems PLC’s (hereinafter referred to as “Danka” or the “Company”) press release dated February 6, 2007 announcing its financial and operating results for the third quarter ended December 31, 2006. Also on February 6, 2007, the Company hosted a conference call to discuss these results.

ITEM 4.02          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 5, 2007 management concluded, after its review of its interpretation of Financial Accounting Standard No. 109, “Accounting for Income Taxes” and discussions with the Audit Committee of the Company's Board of Directors that the Company should restate the Company's previously filed financial statements for fiscal years ended March 31, 2006, 2005 and 2004, and for the interim quarterly periods in fiscal year 2007, to correct its accounting for its domestic income tax valuation allowance. In addition, the Company also is restating those previously issued financial statements to record the reduction to selling, general and administrative expenses relating to the recovery of workers’ compensation costs originally recorded by the Company in fiscal year 2006, in the proper accounting periods.

Accordingly, such financial statements previously filed by the Company and related independent registered public accountant's reports should no longer be relied upon. This conclusion and the matters set forth herein have been discussed with Ernst & Young LLP, the Company's independent registered public accountants. The Company will be filing an amended annual report on Form 10-K for the period ended March 31, 2006, and related fiscal year 2007 Form 10-Q quarterly reports, as soon as practicable, to include the restated financial statements. The Company's Form 10-Q for the quarterly period ended December 31, 2006 will reflect the necessary adjustments relating to tax and workers’ compensation adjustments. The Company's description of the facts underlying the conclusion to restate the financial statements is set forth in the press release dated February 6, 2007, attached hereto as Exhibit 99.1, which portion of the press release is incorporated herein by reference.

ITEM 8.01.	Other Events

As a result of the Company’s determination that its accounting for its domestic income tax valuation allowance should be corrected and that previously filed annual and quarterly financial statements should be restated, management has concluded that a material weakness existed in the Company’s internal controls over financial reporting.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1

Press release dated February 6, 2007 of Danka Business Systems PLC announcing its financial and operating results for the third quarter ended December 31, 2006 and restatement of prior period financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By: /s/ Edward K. Quibell
Dated: February 6, 2007	Name: Edward K. Quibell Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press release dated February 6, 2007 of Danka Business Systems PLC announcing its financial and operating results for the third quarter ended December 31, 2006 and restatement of prior period financial statements